SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
     1934


       Date of Report (Date of earliest event reported): December 19, 2000
                                                         -----------------

                              ALTREX INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 NEVADA               000-26183             91-1932068
         -----------------------     -----------          ----------
     (State or other jurisdiction    (Commission       (IRS Employer
        of incorporation)            File Number)    Identification No.)

             157 SOUTH HOWARD STREET, 6TH FLOOR
                    SPOKANE, WASHINGTON                       99201
            ----------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (509) 626-8289
                                                           --------------

SPECIAL NOTE: At the Special Meeting of the Shareholders, held on December 19, 2000, it was voted on and approved by a majority of the Shareholders to proceed with the transaction as proposed within the Acquisition Agreement and Plan of Reorganization between Altrex and The Internet CallCentre Pte Ltd. SUBJECT TO SATISFACTORY COMPLETION OF THE CONTINUING DUE DILIGENCE BEING PERFORMED BY THE OFFICERS AND DIRECTORS OF ALTREX. Since Altrex is still performing its due diligence on ICALL, the decision to complete the transaction, or not, will be in the sole discretion of the Altrex Board of Directors. While it is expected that the transaction contemplated thereby will be completed, or abandoned, by January 31, 2001, the Board shall have until February 15, 2001, to make such a decision.

Altrex will file a subsequent Form 8-K with the SEC upon making any decision to proceed or abandon the proposed transaction with ICALL.

The information set forth below and within this Form 8-K reflects those events contemplated by the Acquisition Agreement and Plan of Reorganization as it stands to date, which are still subject to the Altrex continued due diligence. Please note that there may be changes as a result of the ongoing due diligence. If there are, an amended Form 8-K will be provided to the SEC setting forth any new terms and conditions.

Item 1.  Changes in Control of Registrant (see SPECIAL NOTE above).

On December 19, 2000; a majority vote by the stockholders of Altrex, Inc. ("Altrex") approved (1) an Acquisition Agreement and Plan of Reorganization whereby Altrex issued 6,500,000 shares of its common stock in exchange for all of the issued and outstanding shares of The Internet CallCentre Pte Ltd. ("ICALL"), a Singapore corporation, whereby ICALL became a wholly-owned subsidiary of Altrex, (2) the stockholders voted and approved a name change from Altrex, Inc. to iCall Systems, Inc., (3) stockholders voted and approved to elect Terence Seah, Ranjeet Sundher, and Daniel Regidor as the new directors of Altrex, thereby replacing the two previous directors of Altrex, Inc., Christopher George and Monte George, (4) for a period of two years from the closing date of the Acquisition it shall require a 100% approval from the shareholders to "roll-back" the number of issued and outstanding shares, and (5) for a period of one year from the date of the Acquisition there shall be no SEC registration for sale of the shares issued to the ICALL shareholders in connection with the Acquisition

iCall Systems, Inc. ("the Company"), post Acquisition, will have 11,512,000 common shares issued and outstanding. Beneficial ownership of the Company, as of the close of the Acquisition, was as follows:

                                     #of Shares     Percent of
Shareholders                         Shares Held    Shares Held
---------------                      -----------    -----------
Terence Seah (1)                      1,174,867        10.2%
Ho Chin Beng (2)                      1,057,381         9.2%
Hee Fook Choy, Ronald (3)               626,596         5.4%
Other Officers and Directors (4)        480,996         4.2%
Other iCall Shareholders (5)          3,160,160        27.5%
Approximately 42
  Altrex shareholders (6)             5,012,000        43.5%
                                      ---------
     TOTAL                           11,512,000

(1) Director of the Company, President/CEO of ICALL.
(2) Chairman of the Board of ICALL.
(3) Executive Director of ICALL.
(4) Other Officers and Directors of ICALL, none hold greater than 5.0% of the outstanding shares.
(5) Other shareholders of ICALL that either bought or earned shares in ICALL.
(6) Approximate number of shareholders both pre and post Acquisition. No one shareholder is a beneficial owner of more than 5.0% of the stock.

Note: The original officers and directors of Altrex, Christopher George and Monte George, as of the date of the Acquisition, will own 9,000 and 3,000 shares of the Company.

Note: On December 1, 2000, the Company filed its Form DEF-14A with the Security and Exchange Commission ("SEC") detailing the Acquisition Agreement and Plan of Reorganization between Altrex and ICALL, and other shareholder Proxy-related items. This Form, and other information related to Altrex and ICALL, can be viewed on the SEC's Web site, where the Form DEF-14A and other related materials may be found at www.sec.gov.

Item 2. Acquisition or Disposition of Assets (see SPECIAL NOTE above).

On December 19, 2000, a majority of the shareholders of Altrex voted and approved of an Acquisition whereby all of the issued and outstanding shares of ICALL are to be acquired by Altrex, and as a result ICALL would be a 100% owned subsidiary of Altrex. Consideration for the Acquisition will be all stock, with no cash involved. The shareholders of Altrex, Inc. also voted and approved of a Plan of Reorganization, which included a name change to iCall Systems, Inc., a change in business direction (See Item 5 - Other Events), and restrictions on the "roll-back" of issued and outstanding shares and the filing for re-sale of the shares issued as part of the Acquisition.

Item 3. Bankruptcy or Receivership.

There has been no bankruptcy, receivership, or similar proceeding by or against either of the Companies described in this Form 8K.

Item 4. Changes in Registrant's Certifying Accountant.

The Company has had no changes in and/or disagreements with its accountants.

Item 5. Other Events (see SPECIAL NOTE above).

Change of Business Direction

The Company, under its new Board of Directors, will initiate the ICALL business plan, which provides outsourced, online sales support and customer service functions on behalf of website owners throughout the world.

For more detailed information on the business operations and plans of ICALL, you are encouraged to review the Proxy materials filed by the Company on December 1, 2000 by way of its Form DEF14A filed with the SEC. You can find this, and other related materials, at the SEC's website in the EDGAR archives at www.sec.gov.

Forward-Looking Statements

There are forward-looking statements in this document, and in the Company's public documents to which they may refer that are subject to risks and uncertainties in addition to those set forth below. These forward-looking statements include information about possible or assumed future results of the Company's operations. Also, when any of the words "may," "will," "believes," "expect," "anticipate," "estimate," "continue," or similar expressions are used, the Company is making forward-looking statements. Many possible events or factors, including but not limited to those set forth herein, could affect future financial results and performance. This could cause Company results or performance to differ materially from those expressed in any forward-looking statements. These and other risks are described in the Company's other publicly filed documents and reports that are available from the Company and from the SEC.

Item 6. Resignations of Registrant's Directors (see SPECIAL NOTE above).

Effective on the close of the Acquisition, Christopher George and Monte George will resign as Officers and Directors in conjunction with the Acquisition described in Item 1 of this Form 8-K. The resignations were not a result of disagreement with either of the companies involved.

Upon the resignations of the Messrs. George, the new Directors of the Company will be:

Name                         Position
-----------                  --------
Terence Seah                 Chairman of the Board
Ranjeet Sundher              Director
Daniel Regidor               Director

It is anticipated that the new Board may appoint officers and additional directors subsequent to the Acquisition date, and as the appropriate candidates are identified.

A brief description of each of the new Directors is as follows:

Terence Seah Kim Seng
---------------------
Terence Seah is a newspaper and technology veteran executive with 25 years of experience in the newspaper and call center industries, from newspaper operations to computer management, advertising, marketing, and circulation. In short, Terence has spent 15 years at the Singapore Press Holdings and 10 years with the Bangkok Post and other Thai media.

Prior to setting up The Internet CallCentre, Mr. Seah served as Managing Director of a joint venture online business involving new project works on the internet, fax, and telephone multimedia in the new economy.

From 1996 to 1997, he served as Business Development Manager of Marketing Solutions (HK), a subsidiary of New Media (HK) Ltd, specializing in international and domestic premium rate services for the Taiwan, Hong Kong, Singapore, Thailand, and India markets. Concurrent with that, he managed two audiotext companies in Singapore.

Prior to that, Mr. Seah served as Vice-Chairman of Thai Press & Print, a Thai newspaper printing and publishing company. From 1990 to 1996, Mr. Seah served as Technical Director of the Bangkok Post, Thailand's leading English newspaper, with a key role in the development of IT, multimedia, and new media.

From 1976 to 1990, he held various management and technical positions in the Singapore Press Holdings group of newspapers. He was responsible for the management and operations of the group's newspaper and production facilities.

Ranjeet Sundher, Director
-------------------------
Ranjeet Sundher has been Regional Managing Director of PT Bhineka Handal (Indonesia) and President of Indogold Exploration Services for the past five years, overseeing and coordinating foreign investment in the South East Asian region. As a director of a Canadian listed public company, Mr. Sundher acquired more than 15 years experience within the North American capital markets covering a wide range of positions. These include direct securities trading, investor relations, and profile building with public companies, and capital markets management with both of Canada's largest brokerage firms in Vancouver. Recently, Mr. Sundher founded Cybersia Inc., which has grown into the largest Chinese genealogy and family service company in the world.

Daniel Regidor, Director.

Daniel Regidor received his Bachelor of Science in Finance from Ohio State University in 1986, and has since been on a career path with a focus on finance, investment management and analysis, and involvement with internet-related start-up endeavors. He was an analyst with Van Kampen American Foods and Round Table Franchise Corporation. From there, Daniel was a Fixed Income Analyst/Trader with Montgomery Asset Management, and then moved on to become a Fixed Income Portfolio Manager with First Interstate Capital Management.
He then went on to start his own internet-related companies, namely ReserveNet, Inc. and Ride.Com, Inc. He is currently the CFO and a board member of MyOwnEmpire, Inc. and is responsible for the management and administration of the Company's legal and financial affairs.

Item 7. Financial Statements and Exhibits (see SPECIAL NOTE above).

As of the date of this 8-K filing, financial information reflecting the Acquisition as of December 19, 2000 is not yet available. The Company plans to file an amendment to this 8-K Form reflecting the required financial information no later than 60 days following the final outcome of the continuing due diligence being performed by the Officers and Directors of Altrex (see SPECIAL NOTE above). Please note that management has provided financials for Altrex and ICALL that were filed in conjunction with Form DEF-14A on December 1, 2000, with the SEC. These records, as well as other documents relating to the Company, can be viewed at the SEC's web site at www.sec.gov.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Altrex Incorporated
                                         -------------------
                                         (Registrant)

         Date:  December 20, 2000        /s/ Christopher George
                                         ----------------------------
                                         Christopher George, President and
                                          Chairman of the Board